COSÍ

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 22122P 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK WITH A PAR VALUE OF $.01 PER SHARE IN THE CAPITAL OF

COSI, INC.

transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

This color proof is not a true representation of the actual document.
Colors selected for printing will follow:
Four color process, PMS colors for intaglio

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–__________Custodian__________
(Cust) (Minor)
under Uniform Gifts to Minors
Act__________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.